UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR
      230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 14, 2009, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $500,000,000 aggregate principal amount of the Company’s 7.375% Notes due 2019 (the “2019 Notes”). The 2019 Notes were issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004 and a Seventh Supplemental Indenture dated as of April 25, 2007 (the “Indenture”), and an Action of Authorized Pricing Officers dated as of January 14, 2009. The 2019 Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by Post-Effective Amendment No. 1 to a Registration Statement on Form S-3ASR (Registration No. 333-140732) which became effective December 10, 2007.  On January 15, 2009, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated December 10, 2007, and Prospectus Supplement, dated January 14, 2009, pertaining to the offering and sale of the 2019 Notes.

The form of the 2019 Notes is filed as Exhibit 4.2 to this Report, and is incorporated by reference in this Report.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1
Underwriting Agreement, dated January 14, 2009, among CSX Corporation and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the underwriters named therein.

4.1	Action of Authorized Pricing Officers of CSX Corporation dated January 14, 2009.
4.2	Form of 2019 Notes.
12.1	Calculation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date:	January 20, 2009	By:	/s/ David A. Boor
David A. Boor Vice President - Tax and Treasurer